SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                   Date  of  Report
                   (Date  of  earliest
                   event  reported):        November  8,  2000


                                 LOGISOFT CORP.
             (Exact name of registrant as specified in its charter)


   Delaware                          0-23100                     22-2649848
---------------                  -----------------           -------------------
(State  or  other                (Commission  File              (IRS  Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


                  375 Woodcliff Drive, Fairport, New York 14450
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          (Address of principal executive offices, including zip code)


                                 (716) 249-8600
                         ------------------------------
                         (Registrant's telephone number)


Item  5.   Other  Information.
------    ------------------

       Appointment  of  Chief  Executive  Officer
       ------------------------------------------

          On May 8, 2000, Logisoft Corp. announced today the appointment of Founder and President Rob Lamy to the position of chief executive officer. He succeeds Dave Wilkerson, who will pursue other business interests including an active business development role for Logisoft.


                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LOGISOFT  CORP.


Dated:  November  10,  2000              By:  /s/  John  W.  Van  Heel
                                         --------------------------------------
                                         John  W.  Van  Heel
                                         Chief  Financial  Officer


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